Exhibit 99(1)

Hess Reports Estimated Results for the Third Quarter of 2010

Third Quarter Highlights:

  Net Income was $1,154 million, including after-tax income of $725 million from items affecting comparability, compared with $341 million in the third quarter 2009
  Items affecting comparability consist of an after-tax gain of $1,072 million relating to an asset exchange and an after-tax charge of $347 million relating to an asset impairment
  Oil and gas production was 413,000 barrels per day, compared with 420,000 in the third quarter 2009
  Net cash provided by operating activities was $1,246 million, compared with $534 million in the third quarter 2009
  The Corporation completed the sale of $1.25 billion of 5.60% notes due February 2041

NEW YORK--(BUSINESS WIRE)--October 27, 2010--Hess Corporation (NYSE: HES) reported net income of $1,154 million for the third quarter of 2010 compared with net income of $341 million for the third quarter of 2009. The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Nine Months Ended
	September 30, (unaudited)		September 30, (unaudited)
	2010	2009	2010	2009
	(In millions, except per share amounts)
Exploration and Production	$1,277	$397	$2,316	$548
Marketing and Refining	(38)	38	30	110
Corporate	(26)	(33)	(116)	(108)
Interest expense	(59)	(61)	(163)	(168)
Net income attributable to Hess Corporation	$1,154	$341	$2,067	$382

Net income per share (diluted)	$3.52	$1.05	$6.31	$1.17

Weighted average number of shares (diluted)	327.6	326.0	327.3	325.8

Note: See the following page for a table of items affecting the comparability of earnings between periods.

Exploration and Production earnings were $1,277 million in the third quarter of 2010 up from $397 million in the third quarter of 2009. Third quarter oil and gas production was 413,000 barrels of oil equivalent per day, compared with 420,000 barrels of oil equivalent per day in the third quarter a year ago. The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $64.81 per barrel compared with $56.07 per barrel in the third quarter of 2009. The average worldwide natural gas selling price was $5.73 per Mcf in the third quarter of 2010 compared with $4.60 per Mcf in the same quarter a year ago.

Marketing and Refining generated a loss of $38 million in the third quarter of 2010 compared with income of $38 million in the same period of 2009. Refining operations incurred losses of $50 million compared with $3 million in the third quarter a year ago as a result of lower refining margins. Marketing earnings were $40 million, an increase of $5 million from the third quarter of 2009. Trading activities generated a loss of $28 million, compared with income of $6 million in the third quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods (in millions):

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Exploration and Production	$725	$89	$783	$45
Marketing and Refining	-	12	-	12
Corporate	-	-	(7)	(16)
	$725	$101	$776	$41

Third quarter 2010 results included an after-tax gain of $1,072 million related to the exchange of the Corporation’s interests in Gabon and the Clair Field in the United Kingdom for a 28.1 percent interest in the Valhall Field and a 25.0 percent interest in the Hod Field, both in Norway. The results also included an after-tax charge of $347 million to fully impair the carrying value of the Corporation’s interests in the West Med Block 1 Concession, located offshore Egypt.

Net cash provided by operating activities was $1,246 million in the third quarter of 2010, compared with $534 million in the same quarter of 2009. Capital and exploratory expenditures were $1,567 million, of which $1,548 million related to Exploration and Production operations. In September 2010, the Corporation acquired, for cash of $507 million, a 7.9 percent interest in the Valhall Field and a 12.5 percent in the Hod Field. Capital and exploratory expenditures for the third quarter of 2009 were $668 million, of which $646 million related to Exploration and Production operations.

At September 30, 2010, cash and cash equivalents totaled $2,353 million compared with $1,362 million at December 31, 2009. Total debt was $5,584 million at September 30, 2010 and $4,467 million at December 31, 2009. In August 2010, the Corporation issued $1.25 billion of 30 year unsecured notes with a coupon of 5.60 percent. The Corporation’s debt to capitalization ratio at September 30, 2010 was 26.1 percent compared with 24.8 percent at the end of 2009.

Hess Corporation will review third quarter financial and operating results and other matters on a webcast at 10 a.m. today. For details on the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a leading global independent energy company engaged in the exploration for and production of crude oil and natural gas, as well as in refining and in marketing refined petroleum products, natural gas and electricity. More information on Hess Corporation is available at www.hess.com.

Forward Looking Statements

Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2010	2009	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$7,864	$7,270	$7,732
Equity in income (loss) of HOVENSA L.L.C.	(83)	(49)	(6)
Other, net	1,172	163	24

Total revenues and non-operating income	8,953	7,384	7,750

Costs and Expenses
Cost of products sold (excluding items shown separately below)	5,330	5,069	5,316
Production expenses	475	460	440
Marketing expenses	232	240	245
Exploration expenses, including dry holes
and lease impairment	225	167	172
Other operating expenses	39	43	80
General and administrative expenses	151	148	159
Interest expense	94	97	83
Depreciation, depletion and amortization	584	626	558
Asset impairments	532	-	-

Total costs and expenses	7,662	6,850	7,053

Income before income taxes	1,291	534	697
Provision for income taxes	200	182	301

Net income	1,091	352	396
Less: Net income (loss) attributable to noncontrolling interests	(63)	11	21
Net income attributable to Hess Corporation	$1,154	$341	$375

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(5)	$3	$(4)
Capitalized interest	1	1	1

Cash Flow Information
Net cash provided by operating activities (*)	$1,246	$534	$981

Capital and Exploratory Expenditures
Exploration and Production
United States	$379	$198	$399
International	1,169	448	531

Total Exploration and Production	1,548	646	930
Marketing, Refining and Corporate	19	22	33

Total Capital and Exploratory Expenditures	$1,567	$668	$963

Exploration expenses charged to income included above
United States	$46	$22	$21
International	59	42	41

	$105	$64	$62

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Nine Months
	2010	2009
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$24,855	$20,936
Equity in income (loss) of HOVENSA L.L.C.	(174)	(165)
Other, net	1,242	240

Total revenues and non-operating income	25,923	21,011

Costs and Expenses
Cost of products sold (excluding items shown separately below)	17,186	14,956
Production expenses	1,392	1,313
Marketing expenses	730	742
Exploration expenses, including dry holes
and lease impairment	548	672
Other operating expenses	171	134
General and administrative expenses	465	444
Interest expense	261	269
Depreciation, depletion and amortization	1,684	1,616
Asset impairments	532	54

Total costs and expenses	22,969	20,200

Income before income taxes	2,954	811
Provision for income taxes	899	374

Net income	2,055	437
Less: Net income (loss) attributable to noncontrolling interests	(12)	55
Net income attributable to Hess Corporation	$2,067	$382

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(10)	$(1)
Capitalized interest	3	4

Cash Flow Information
Net cash provided by operating activities (*)	$3,052	$1,775

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,115	$813
International	2,204	1,362

Total Exploration and Production	3,319	2,175
Marketing, Refining and Corporate	72	83

Total Capital and Exploratory Expenditures	$3,391	$2,258

Exploration expenses charged to income included above
United States	$108	$127
International	132	138

	$240	$265

(*) Includes changes in working capital

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	September 30,	December 31,
	2010	2009
Balance Sheet Information

Cash and cash equivalents	$2,353	$1,362
Other current assets	6,486	6,625
Investments	775	913
Property, plant and equipment – net	19,084	16,627
Other long-term assets	4,787	3,938
Total assets	$33,485	$29,465

Current maturities of long-term debt	$43	$148
Other current liabilities	6,524	6,702
Long-term debt	5,541	4,319
Other long-term liabilities	5,549	4,768
Total equity excluding other comprehensive income (loss)	17,205	15,203
Accumulated other comprehensive income (loss)	(1,377)	(1,675)
Total liabilities and equity	$33,485	$29,465

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Third Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$622	$1,657	$2,279
Other, net	(2)	1,159	1,157

Total revenues and non-operating income	620	2,816	3,436
Costs and expenses
Production expenses, including related taxes	117	357	474
Exploration expenses, including dry holes
and lease impairment	105	120	225
General, administrative and other expenses	37	33	70
Depreciation, depletion and amortization	172	388	560
Asset impairments	-	532	532

Total costs and expenses	431	1,430	1,861

Results of operations before income taxes	189	1,386	1,575
Provision for income taxes	71	227	298

Results of operations attributable to Hess Corporation	$118	$1,159	$1,277

	Third Quarter 2009
	United
	States	International	Total
Sales and other operating revenues	$499	$1,293	$1,792
Other, net	137	8	145

Total revenues and non-operating income	636	1,301	1,937
Costs and expenses
Production expenses, including related taxes	106	354	460
Exploration expenses, including dry holes
and lease impairment	56	111	167
General, administrative and other expenses	37	28	65
Depreciation, depletion and amortization	176	426	602
Asset impairments	-	-	-

Total costs and expenses	375	919	1,294

Results of operations before income taxes	261	382	643
Provision for income taxes	99	147	246

Results of operations attributable to Hess Corporation	$162	$235	$397

	Second Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$570	$1,489	$2,059
Other, net	5	9	14

Total revenues and non-operating income	575	1,498	2,073
Costs and expenses
Production expenses, including related taxes	113	328	441
Exploration expenses, including dry holes
and lease impairment	60	112	172
General, administrative and other expenses	32	32	64
Depreciation, depletion and amortization	157	377	534
Asset impairments	-	-	-

Total costs and expenses	362	849	1,211

Results of operations before income taxes	213	649	862
Provision for income taxes	84	290	374

Results of operations attributable to Hess Corporation	$129	$359	$488

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Nine Months 2010
	United
	States	International	Total
Sales and other operating revenues	$1,774	$4,678	$6,452
Other, net	2	1,223	1,225

Total revenues and non-operating income	1,776	5,901	7,677
Costs and expenses
Production expenses, including related taxes	346	1,046	1,392
Exploration expenses, including dry holes
and lease impairment	243	305	548
General, administrative and other expenses	105	96	201
Depreciation, depletion and amortization	465	1,148	1,613
Asset impairments	-	532	532

Total costs and expenses	1,159	3,127	4,286

Results of operations before income taxes	617	2,774	3,391
Provision for income taxes	232	843	1,075

Results of operations attributable to Hess Corporation	$385	$1,931	$2,316

	Nine Months 2009
	United
	States	International	Total
Sales and other operating revenues	$1,024	$3,598	$4,622
Other, net	132	78	210

Total revenues and non-operating income	1,156	3,676	4,832
Costs and expenses
Production expenses, including related taxes	327	986	1,313
Exploration expenses, including dry holes
and lease impairment	306	366	672
General, administrative and other expenses	97	85	182
Depreciation, depletion and amortization	338	1,213	1,551
Asset impairments	-	54	54

Total costs and expenses	1,068	2,704	3,772

Results of operations before income taxes	88	972	1,060
Provision for income taxes	35	477	512

Results of operations attributable to Hess Corporation	$53	$495	$548

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Third	Third	Second
	Quarter	Quarter	Quarter
	2010	2009	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	78	73	73
Europe	82	83	81
Africa	117	124	118
Asia and other	13	17	14
Total	290	297	286

Natural gas liquids - barrels
United States	15	12	12
Europe	3	2	3
Asia and other	-	-	1
Total	18	14	16

Natural gas - mcf
United States	120	105	102
Europe	104	120	140
Asia and other	406	429	437
Total	630	654	679
Barrels of oil equivalent	413	420	415

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$71.92	$63.79	$72.99
Europe	57.28	47.34	56.21
Africa	64.78	54.97	63.54
Asia and other	75.95	67.49	78.01
Worldwide	64.81	56.07	64.81

Crude oil - per barrel (excluding hedging)
United States	$71.92	$63.79	$72.99
Europe	57.28	47.34	56.21
Africa	75.70	67.27	77.03
Asia and other	75.95	67.49	78.01
Worldwide	69.47	61.42	70.15

Natural gas liquids - per barrel
United States	$43.20	$36.05	$45.84
Europe	57.69	43.53	54.61
Asia and other	53.60	44.74	60.89
Worldwide	46.10	37.27	48.10

Natural gas - per mcf
United States	$3.56	$2.65	$3.65
Europe	6.50	4.38	5.35
Asia and other	6.18	5.12	6.09
Worldwide	5.73	4.60	5.57

* The after-tax losses from crude oil hedging activities were $85 million in the third quarter of 2010, $84 million in the third quarter of 2009 and second quarter of 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Nine Months
	2010	2009
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	74	54
Europe	83	82
Africa	117	125
Asia and other	14	16
Total	288	277

Natural gas liquids - barrels
United States	13	10
Europe	3	3
Asia and other	1	1
Total	17	14

Natural gas - mcf
United States	107	92
Europe	133	153
Asia and other	432	442
Total	672	687
Barrels of oil equivalent	417	406

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$73.05	$56.02
Europe	56.29	42.80
Africa	63.67	44.98
Asia and other	75.97	56.63
Worldwide	64.44	47.09

Crude oil - per barrel (excluding hedging)
United States	$73.05	$56.02
Europe	56.29	42.80
Africa	76.19	56.59
Asia and other	75.97	56.63
Worldwide	69.56	52.35

Natural gas liquids - per barrel
United States	$46.49	$32.38
Europe	57.28	37.86
Asia and other	60.15	38.49
Worldwide	48.84	33.90

Natural gas - per mcf
United States	$3.91	$3.19
Europe	5.67	5.25
Asia and other	6.21	4.88
Worldwide	5.74	4.74

* The after-tax losses from hedging activities were $252 million for the nine months ended September 30, 2010 and $249 million for the nine months ended September 30, 2009.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Third	Third	Second
		Quarter	Quarter	Quarter
		2010	2009	2010
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(78)	$29	$(37)
Provision (benefit) for income taxes		(40)	(9)	(18)
Results of operations attributable to Hess Corporation		$(38)	$38	$(19)

Summary of Marketing and Refining Results
Refining		$(50)	$(3)	$(31)
Marketing		40	35	17
Trading		(28)	6	(5)
Results of operations attributable to Hess Corporation		$(38)	$38	$(19)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		253	253	238
Distillates		96	113	112
Residuals		56	51	57
Other		41	26	28
Total		446	443	435

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		408	384	392
HOVENSA - Hess 50% share		204	192	196
Port Reading		61	65	35

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	81.6%	76.9%	78.5%
FCC	150	76.1%	82.9%	91.0%
Coker	58	73.0%	78.9%	81.9%
Port Reading	70	87.7%	92.2%	49.7%

Retail Marketing
Number of retail stations (a)		1,360	1,353	1,358
Convenience store revenue (in millions of dollars) (b)		$322	$313	$317
Average gasoline volume per station (gallons per month) (b)		204	202	203

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Nine Months
		2010	2009

Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$24	$135
Provision (benefit) for income taxes		(6)	25
Results of operations attributable to Hess Corporation		$30	$110

Summary of Marketing and Refining Results
Refining		$(137)	$(47)
Marketing		178	123
Trading		(11)	34
Results of operations attributable to Hess Corporation		$30	$110

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		247	234
Distillates		112	129
Residuals		66	67
Other		40	36
Total		465	466

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		392	412
HOVENSA - Hess 50% share		196	206
Port Reading		53	64

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	500	78.4%	82.4%
FCC	150	69.5%	75.2%
Coker	58	80.0%	83.6%
Port Reading	70	75.4%	91.1%

Retail Marketing
Number of retail stations (a)		1,360	1,353
Convenience store revenue (in millions of dollars) (b)		$915	$868
Average gasoline volume per station (gallons per month) (b)		198	203

(a) Includes company operated, Wilco-Hess, dealer and branded retailer.

(b) Company operated only.

CONTACT:
Hess Corporation
Investors:
Jay Wilson, 212-536-8940
or
Media:
Jon Pepper, 212-536-8550